 Exhibit 32

CERTIFICATION PURSUANT TO
SECTION 906 OF
THE SARBANES-OXLEY ACT OF 2002

Certification of CEO

In connection with the Annual Report of Frequency Electronics, Inc. (the “Company”) on Form 10-K for the year ended April 30, 2013 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Martin B. Bloch, Chief Executive Officer of the Company, certify, pursuant to Section 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)  The Report fully complies with the requirements of Section 13(a) and 15(d) of the Securities Exchange Act of 1934; and

(2)  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

      /s/ Martin B. Bloch                                        July 29, 2013
Martin B. Bloch
Chief Executive Officer

Certification of CFO

In connection with the Annual Report of Frequency Electronics, Inc. (the “Company”) on Form 10-K for the year ended April 30, 2013 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Alan L. Miller, Chief Financial Officer of the Company, certify, pursuant to Section 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)  The Report fully complies with the requirements of Section 13(a) and 15(d) of the Securities Exchange Act of 1934; and

(2)  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

   /s/ Alan L. Miller                                               July 29, 2013
Alan L. Miller
Chief Financial Officer

A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.